                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 8, 2004

                           Instinet Group Incorporated
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-32717                 13-4134098
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

            3 Times Square, New York, New York                     10036
         (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 8, 2004, Instinet Group Incorporated ("Instinet") issued a press release announcing that it is targeting a further reduction in operating costs of approximately $30 million on an annualized basis by the end of 2004. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Number            Description
------            -----------
99.1              Press Release of Instinet Group Incorporated issued January 8,
                  2004: Instinet Group Announces Further Cost Reductions


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             INSTINET GROUP INCORPORATED
                                                     Registrant

Date: January 9, 2004
                                              By:  /s/ John F. Fay
                                                  --------------------
                                                  John F. Fay
                                                  Chief Financial Officer


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
                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Press Release of Instinet Group Incorporated issued January 8,
                  2004: Instinet Group Announces Further Cost Reductions


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